                          EL PASO NATURAL GAS COMPANY
                            (A DELAWARE CORPORATION)

                                 (COMMON STOCK)

                                TERMS AGREEMENT

                                                        Dated: February   , 1997

El Paso Natural Gas Company
El Paso Energy Building
1001 Louisiana
Houston, Texas 77002

Dear Sirs:

     The undersigned, Donaldson, Lufkin & Jenrette Securities Corporation (the "Representative"), is acting on behalf of the underwriter or underwriters (including itself) named below (such underwriter or underwriters being herein called the "Underwriters"), and the Representative understands that El Paso Natural Gas Company, a Delaware corporation (the "Company"), proposes to issue and sell an aggregate of 2,750,000 shares of its Common Stock, $3.00 par value per share (the "Common Stock"), described below.

     Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the respective number of shares of Initial Underwritten Securities (as defined in the Underwriting Agreement Standard Provisions referenced below) set forth opposite their respective names, and a proportionate share of Option Securities (as defined in the Underwriting Agreement Standard Provisions referenced below) to the extent any are purchased, at the purchase price set forth below.

                                                         NUMBER OF SHARES OF
                UNDERWRITERS                       INITIAL UNDERWRITTEN SECURITIES
                ------------                       -------------------------------
Donaldson, Lufkin & Jenrette Securities
  Corporation................................
Goldman, Sachs & Co..........................
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated.....................
                                                          -------------
          Total..............................
                                                          =============

     The Underwritten Securities shall have the terms set forth in the Prospectus, dated November 5, 1996, and the Prospectus Supplement, dated
February   , 1997, including the following:

Title: Common Stock

Number of Shares: 2,750,000

Initial Public Offering Price Per Share: $[       ].

Purchase Price Per Share: $[       ].

Selling Concession: $[       ] per share.

Dealer Allowance and Reallowance: $[       ] per share.

Number of Option Securities, if any, that may be purchased by the Underwriters:
412,500

Closing Date and Location: 9:00 a.m., February   , 1997, at the offices of
                           Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York.

Address for Notices to the Representative: Donaldson, Lufkin & Jenrette
                                           Securities Corporation, 277 Park
                                           Avenue, New York, New York 10172,
                                           Attention: Syndicate Department.

     All provisions contained in the document attached as Annex A hereto entitled "El Paso Natural Gas Company -- Common Stock ($3.00 par value) and Preferred Stock ($.01 par value) -- Underwriting Agreement Standard Provisions", are hereby incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Please confirm your agreement by having an authorized officer sign a copy of this Terms Agreement in the space set forth below.

                                        Very truly yours,

                                        DONALDSON, LUFKIN & JENRETTE
                                          SECURITIES CORPORATION
                                        GOLDMAN, SACHS & CO.
                                        MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                   INCORPORATED, as
                                                    Underwriters,

                                        By: DONALDSON, LUFKIN & JENRETTE
                                             SECURITIES CORPORATION,
                                            Representative of the above-named
                                            Underwriters,

                                        By:
                                        ----------------------------------------
                                           Name:
                                           Title:

Accepted as of the date first above written:

EL PASO NATURAL GAS COMPANY

By:
------------------------------------------------
    Name:
    Title:

                                                                         ANNEX A

                          EL PASO NATURAL GAS COMPANY
                            (A DELAWARE CORPORATION)

                         COMMON STOCK ($3.00 PAR VALUE)
                                      AND
                        PREFERRED STOCK ($.01 PAR VALUE)

                   UNDERWRITING AGREEMENT STANDARD PROVISIONS

                                                        Dated: February   , 1997

     El Paso Natural Gas Company, a Delaware corporation (the "Company"), proposes to issue and sell shares of Common Stock, $3.00 par value per share (the "Common Stock"), or Preferred Stock, $.01 par value per share (the "Preferred Shares"), or both, from time to time in one or more offerings on terms determined at the time of sale. The Common Stock and the Preferred Shares are hereinafter referred to as the "Securities". Each issue of Preferred Shares may vary as to the specific number of shares, title, stated value and liquidation preference, issuance price, ranking, dividend rate or rates (or method of calculation), dividend payment dates, any redemption or sinking fund requirements, any conversion provisions and any other variable terms as set forth in the applicable certificate of designation (each, a "Certificate of Designation") relating to such Preferred Shares.

     This is to confirm the arrangements with respect to the purchase of the Underwritten Securities (as defined in the Terms Agreement referred to below) from the Company by the Representative(s) and the several Underwriters listed in the applicable terms agreement entered into between the Representative(s) and the Company of which this Agreement is Annex A thereto (the "Terms Agreement"). Terms defined in the Terms Agreement are used herein as therein defined. Unless the context otherwise requires, all references to "this Agreement" or the "Underwriting Agreement" shall mean, collectively, these Underwriting Agreement Standard Provisions and the applicable Terms Agreement.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-14617) in respect of the Securities and the Company's debt securities, which registration statement also constitutes a post-effective amendment to registration statement No. 33-44327 and a post-effective amendment to registration statement No. 33-55153, and has filed such amendments thereto as may have been required to the date of the Terms Agreement. Such registration statement and such post-effective amendments, as amended, have been declared effective by the Commission. Such registration statement and such post-effective amendments, as amended through the date of the Terms Agreement, including all documents incorporated or deemed to be incorporated therein by reference, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act of 1933, as amended (the "Securities Act"), or otherwise, and any registration statement filed pursuant to Rule 462(b) under the Securities Act are herein collectively referred to as the "Registration Statement". The prospectus constituting a part of the Registration Statement and any amendments or supplements to such prospectus through the date of the Terms Agreement taken together with any term sheet meeting the requirements of Rule 434(b) under the Securities Act, as applicable, are collectively referred to herein as the "Prospectus"; provided, however, that a supplement to the Prospectus contemplated by Section 3(a) hereof (a "Prospectus Supplement") shall be deemed to have supplemented the Prospectus only with respect to the offering of Underwritten Securities to which it relates; provided further, however, that if any revised prospectus or prospectus supplement shall be provided to the Representative(s) on behalf of the Underwriters by the Company for use in connection with the offering of the Underwritten Securities that differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) under the Securities Act), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Representative(s) on behalf of the Underwriters for such use. Any reference herein or in the Terms Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 that have been filed on or before the date of the Terms Agreement or are to be filed thereafter under the Exchange Act and are so filed thereafter; and any reference herein to the terms "amend", "amended", "amendment", "supplement" or "supplemented" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act.

     1. Representations and Warranties. The Company represents and warrants to each of the Underwriters named in the Terms Agreement that:

          (a) The Registration Statement has become effective under the Securities Act, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the best of the Company's knowledge, contemplated by the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder; and
     (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative(s) expressly for use in the Registration Statement or Prospectus.

          (c) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to own its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the assets, business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

          (d) Each significant subsidiary of the Company within the meaning of Regulation S-X (each hereinafter referred to as a "Subsidiary") has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

          (e) Except as may otherwise may be stated in the Prospectus Supplement, the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Description of Capital Stock" and is accurate as of the date indicated in such section.

          (f) This Agreement has been duly authorized, executed and delivered by the Company.

          (g) All the outstanding shares of capital stock of the Company have been duly authorized and are validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; the Underwritten Securities being sold pursuant to a Terms Agreement have, as of the date of such Terms Agreement, been duly authorized by the Company and such Underwritten Securities have been duly authorized for issuance and sale pursuant to this Agreement (or will have been so authorized prior to each issuance of Underwritten Securities) and such Underwritten Securities, when issued and delivered by the Company pursuant to this Agreement, against payment of the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable; the Underwritten Securities being sold pursuant to a Terms Agreement conform in all material respects to the description thereof in the Prospectus; and the issuance of the Underwritten Securities is not subject to any preemptive or other similar rights.

          (h) Neither the Company nor any of its Subsidiaries are (i) in violation of their respective charters or by-laws or (ii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Company or any Subsidiary is a party or by which the Company or any of its Subsidiaries or their respective property is bound, except in the case of clause (ii) for such violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not violate
     (i) the Restated Certificate of Incorporation, as amended, or By-laws of the Company, (ii) any provision of applicable law, (iii) any agreement or other instrument binding upon the Company or any Subsidiaries or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, except, in the case of clauses (ii) through (iv), inclusive, for such violations as would not, individually or in the aggregate, have a Material Adverse Effect. No consent, approval, authorization or order of or qualification with any U.S. governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except (x) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Underwritten Securities, or (y) where the failure to obtain such consent, approval, authorization, order or qualification would not, individually or in the aggregate, have a Material Adverse Effect or materially adversely affect the offering of the Underwritten Securities as contemplated in the Prospectus Supplement.

          (j) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and Prospectus, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the assets, business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (k) If applicable, the shares of Common Stock issuable upon conversion of any issue of Preferred Shares have been duly authorized and reserved for issuance upon the conversion by all necessary corporate action and, when issued upon conversion, will be validly issued, fully paid and nonassessable, and the issuance of such shares upon such conversion will not be subject to preemptive rights.

          (l) Other than as set forth or incorporated by reference in the Registration Statement and Prospectus, there are no legal or governmental proceedings instituted or, to the best of the Company's knowledge, threatened against the Company or any Subsidiaries that would restrict the issuance and sale of the Underwritten Securities as contemplated by the Prospectus or that are required under the Securities Act to be disclosed therein and that are not disclosed. No contract or document of a character required under the Securities Act to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement is not described or filed as required.

          (m) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly in all material respects the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data of the Company (including any pro forma financial information) set forth in the

     Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (n) The Company is not, nor is it directly or indirectly controlled by or acting on behalf of any person that is, (i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated by the Commission thereunder, or (ii) a "holding company" within the meaning of, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended, and the rules and regulations promulgated by the Commission thereunder.

          (o) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

     2. Purchase and Sale. The obligations of the Underwriters to purchase, and the Company to sell, the Underwritten Securities shall be evidenced by the Terms Agreement. The Terms Agreement shall specify the number of Underwritten Securities to be initially issued (the "Initial Underwritten Securities"), the names of the Underwriters participating in such offering (subject to substitution as provided in Section 8 hereof), the number of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the time and place of delivery and payment and any other terms of the Initial Underwritten Securities pursuant to which they are being issued (including, but not limited to, designations, conversion provisions, redemption provisions and sinking fund requirements). In addition, each Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Underwritten Securities (the "Option Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of the Option Securities agreed to be purchased by the Underwriters as provided herein, if any.

     The several commitments of the Underwriters to purchase Underwritten Securities pursuant to the Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company may grant, if so provided in the Terms Agreement relating to any Initial Underwritten Securities, an option to the Underwriters, named in such Terms Agreement, severally and not jointly, to purchase up to the number of Option Securities set forth therein at the same price per share as is applicable to the Initial Underwritten Securities. Such option, if granted, will expire 30 days or such lesser number of days as may be specified in the Terms Agreement after the Closing Time (as hereinafter defined) relating to the Initial Underwritten Securities, and may be exercised once in whole or in part only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by the Representative(s) to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representative(s), but shall not be later than ten full business days and not earlier than two full business days after the exercise of said option, unless otherwise agreed upon by the Representative(s) and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased that the number of Initial Underwritten Securities each such Underwriter has agreed to purchase as set forth in the related Terms Agreement bears to the total number of Initial Underwritten Securities, subject to such adjustments as the Representative(s) in their discretion shall make to eliminate any sales or purchases of fractional shares.

     Payment of the purchase price for, and delivery of, any Initial Underwritten Securities to be purchased by the Underwriters shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York, or at such other place as shall be agreed upon by the Representative(s) and the Company, at 9:00 A.M., New York City time, on the third or fourth business day (unless otherwise permitted by the Commission pursuant to Rule 15e6-1 of the Exchange Act, or postponed in accordance with the provisions of Section 8) following the date of the Terms Agreement or such other time as shall be agreed upon by the Representative(s) and the Company (each such time and date being referred to as a "Closing Time"). In addition, if any of or all the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates representing, such Option Securities shall be made at the above-mentioned offices of Fried, Frank, Harris, Shriver & Jacobson, or at such other place as shall be agreed upon by the Representative(s) to the Company. Payment shall be made to the Company by wire transfer of immediately available (same-day) funds, against delivery to the Representative(s) for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. Certificates for such Underwritten Securities shall be in such denominations and registered in such names as the Representative(s) may request in writing at least two business days prior to the applicable Closing Time or Date of Delivery, as the case may be. Such certificates will be made available for examination and packaging by the Representative(s) on or before the first business day prior to Closing Time or Date of Delivery, as the case may be.

     3. Covenants of the Company. In further consideration of the agreements of the Underwriters contained herein, the Company covenants as follows:

          (a) Immediately following the execution of the Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the number of Underwritten Securities covered thereby and their terms not otherwise set forth in the Prospectus, the names of the Underwriters participating in the offering and the number of Underwritten Securities which each severally has agreed to purchase, the price at which the Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, and such other information as the Representative(s) and the Company deem appropriate in connection with the offering of the Underwritten Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 of the Securities Act and will furnish to the Underwriters named therein as many copies of the Prospectus and such Prospectus Supplement as the Representative(s) shall reasonably request.

          (b) The Company will furnish to the Representative(s), without charge, one signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Representative(s) may reasonably request.

          (c) At any time when the Prospectus is required by the Securities Act to be delivered in connection with sales of the Underwritten Securities, the Company will give the Representative(s) notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus (including any term sheet within the meaning of Rule 434 under the Securities Act), whether pursuant to the Securities Act, the Exchange Act or otherwise, and will furnish the Representative(s) with copies of each such proposed amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing.

          (d) The Company will advise the Representative(s) promptly and, if requested by the Representative(s), will confirm such advice in writing,
     (i) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Underwritten Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iii) of the happening of any event during the period referred to in paragraph (c) above which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (e) If, at any time when the Prospectus is required by the Securities Act to be delivered in connection with sales of any of the Underwritten Securities, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of either such counsel, it is necessary to amend or supplement the Prospectus to comply with the United States laws, the Company will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriters, and to the dealers (whose names and addresses the Representative(s) will furnish to the Company) to which Underwritten Securities may have been sold by the Representative(s) on behalf of the Underwriters and to any other dealer upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances under which they were made when the Prospectus is delivered to a purchaser, be misleading or contain any material misstatement or omission or so that the Prospectus, as so amended or supplemented, will comply with such United States laws.

          (f) The Company will endeavor in good faith to qualify the Underwritten Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative(s) shall reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will maintain such qualification in effect for so long as may be required for the distribution of the Underwritten Securities. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Underwritten Securities have been qualified as above provided.

          (g) With respect to each sale of Underwritten Securities, the Company will make generally available to its security holders as soon as practicable an earnings statement, which shall satisfy the provisions of
     Section 11(a) of the Securities Act and Rule 158 of the Commission thereunder.

          (h) Unless otherwise provided in the Terms Agreement, during the period commencing on the date of the Terms Agreement and ending on the 90th day after the date of the Terms Agreement, the Company will not, without the Representative(s') prior consent on behalf of the Underwriters, offer, sell or otherwise dispose of any Securities of the same class or series or ranking on a parity with such Underwritten Securities, or any shares exercisable for or convertible into such Underwritten Securities, or, if such Terms Agreement relates to Underwritten Securities that are convertible into Common Stock, any Common Stock; provided, however, that the Company may issue Common Stock pursuant to reservations or agreements, pursuant to any employee stock option plan, stock ownership plan or other benefit plan of the Company or any of its subsidiaries or pursuant to any dividend reinvestment and/or stock purchase plan, all as in effect at the date of the Terms Agreement.

          (i) The Company will use its reasonable efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Time and to satisfy all conditions precedent to the delivery of the Underwritten Securities.

     4. Conditions to Closing. The several obligations of the Underwriters to purchase Underwritten Securities pursuant to the Terms Agreement are subject to the following conditions:

          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct at the applicable Closing Time with the same force and effect as if made on and as of such Closing Time.

          (b) As of the applicable Closing Time, there shall not have been, since the date of the Terms Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, in each case, as amended and supplemented,

             (i) any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

             (ii) any change, or any development involving a prospective change, in the assets, business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as amended or supplemented as of such time, that, in the reasonable judgment of the Representative(s), is material and adverse and that makes it, in the reasonable judgment of the Representative(s), impracticable to market the Underwritten Securities on the terms and in the manner contemplated in the Prospectus, as so amended or supplemented.

          (c) The Representative(s) shall have received at the applicable Closing Time a certificate, dated the applicable Closing Time and signed by an executive officer of the Company, to the effect set forth in clauses
     (b)(i) and (ii) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct at the applicable Closing Time and that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the applicable Closing Time. The officer signing and delivering such certificate may rely upon the best of his knowledge, based on reasonable investigation, with respect to Section 1(a) and 1(l) as to proceedings contemplated or threatened.

          (d) The Representative(s) shall have received at the applicable Closing Time (i) an opinion of Fried, Frank, Harris, Shriver & Jacobson, special counsel to the Company, addressing the matters set forth in Exhibit A attached hereto, and (ii) an opinion of the General Counsel of the Company, addressing the matters set forth in Exhibit B attached hereto.

          (e) The Representative(s) shall have received at the applicable Closing Time an opinion of Andrews & Kurth L.L.P. (or such other counsel selected by the Representative(s)), special counsel for the Underwriters, dated the applicable Closing Time, with respect to all such matters as the Representative(s) may reasonably request.

          (f) The Representative(s) shall have received on the date of the Terms Agreement and as of the applicable Closing Time a letter, dated such date, in form and substance satisfactory to the Representative(s), from independent accountants for the Company, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

          (g) If the Underwriters exercise their option provided in a Terms Agreement as set forth in Section 2 hereof to purchase all or any portion of the Option Securities, the Representative(s) shall have received:

             (1) A certificate, dated such Date of Delivery, signed by an executive officer of the Company, confirming that the certificate delivered at the applicable Closing Time pursuant to Section 4(c) hereof remains true and correct in all material respects as of such Date of Delivery.

             (2) An opinion of Fried, Frank, Harris, Shriver & Jacobson, in form and substance satisfactory to the Representative(s), dated such Date of Delivery, relating to the Option Securities and otherwise substantially to the same effect as the opinion required by Section 4(d)(i) hereof.

             (3) An opinion of the General Counsel of the Company, in form and substance satisfactory to the Representative(s), dated such Date of Delivery, relating to the Option Securities and otherwise substantially to the same effect as the opinion required by Section 4(d)(ii) hereof.

             (4) An opinion of Andrews & Kurth L.L.P. (or such other counsel selected by the Representative(s)), counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise substantially to the same effect as the opinion required by Section 4(e) hereof.

             (5) A letter from the Company's independent accountants in form and substance satisfactory to the Representative(s) and dated the Date of Delivery, substantially the same in scope and substance as the letter furnished to the Representative(s) pursuant to Section 4(f) hereof.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative(s) by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without any liability of any party to any other party except as may be provided in Sections 5, 6 and 8 hereof.

     5. Payment of Expenses. The Company will pay all expenses, fees and taxes incident to the performance of its obligations under the Terms Agreement (which incorporates by reference this Agreement), including, without limitation, (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, and the reproduction of this Agreement,
(ii) the preparation, issuance and delivery of the Underwritten Securities to the Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualifications of the Underwritten Securities under securities laws in accordance with the provisions of Section 3(f), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Surveys and Legal Investment Surveys, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendment or supplement thereto, (vi) the reproduction and delivery to the Underwriters of copies of any Certificate of Designation and any Blue Sky Surveys and Legal Investment Surveys, (vii) the fees, if any, charged by rating agencies for rating the Underwritten Securities, (viii) the fees and expenses, if any, incurred in connection with the listing of the Underwritten Securities and, in the case of Preferred Shares convertible into Common Stock, Common Stock issuable upon such conversion, on any national securities exchange, and (ix) the fees and expenses, if any, relating to clearance with the National Association of Securities Dealers, Inc.

     6. Indemnification and Contribution. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company in writing by any Underwriter through the Representative(s) expressly for use therein. The foregoing indemnity with respect to any preliminary prospectus or any Prospectus that is supplemented or amended shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Underwritten Securities which are the subject thereof if such Underwriter in a timely manner received a copy of such Prospectus (or such Prospectus as so amended or supplemented), and a copy of the Prospectus (or the Prospectus as amended or supplemented), excluding documents incorporated therein by reference, was not sent or given by or on behalf of such Underwriter to such person, at or prior to the confirmation of the sale of such Underwritten Securities to such person in any case where delivery of a Prospectus (or an amended or supplemented Prospectus) at or prior to the written confirmation of the sale of the Underwritten Securities is required by the Securities Act and the untrue statement or omission or the alleged untrue statement or omission was corrected in the Prospectus (or the Prospectus as amended or supplemented).

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Company, its directors, such officers or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only with reference to information relating to such Underwriter furnished to the Company by such Underwriter in writing through the Representative(s) expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

     Promptly after receipt by an indemnified party under the first or second paragraph in this Section 6 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall pay the reasonable expenses of legal counsel to the indemnified party as incurred and shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, and the indemnifying party shall not be responsible for the cost of more than one counsel for all indemnified parties (excluding any necessary local counsel) in connection with any actions arising from the same facts. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     If the indemnification provided for in the first or second paragraph in this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Underwritten Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Underwritten Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Underwritten Securities. The relative fault of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective principal amounts of Underwritten Securities purchased by each of such Underwriters and not joint.

     The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     The indemnity and contribution provisions contained in this Section 6 and the representations and warranties of the Company contained herein or made pursuant hereto shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its directors or officers or any person controlling the Company, and (iii) acceptance of and payment for any of the Underwritten Securities.

     7. Termination. This Agreement may be terminated, upon written notice given by the Representative(s) to the Company, at any time prior to the applicable Closing Time, if (a) after the execution and delivery of the Terms Agreement and prior to the Closing Time (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, any material adverse change, or any development involving a prospective material adverse change, in the assets, business, financial condition or results of operations of the Company and its subsidiaries taken as a whole occurs, (ii) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market, (iii) trading of any securities of the Company shall have been suspended on any national securities exchange or on the NASDAQ National Market, (iv) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (v) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the reasonable judgment of the Representative(s), is material and adverse, and (b) in the case of any of the events specified in clauses (a)(i) through (v), such event, singly or together with any other such event, makes it, in the reasonable judgment of the Representative(s), impracticable to market the Underwritten Securities on the terms and in the manner contemplated by the Prospectus and the Prospectus Supplement, as such may be amended or supplemented.

     8. Defaulting Underwriters. If one or more of the Underwriters participating in an offering of Underwritten Securities shall fail or refuse at the applicable Closing Time or Date of Delivery to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), and the number of Defaulted Securities is not more than one-tenth of the number of Underwritten Securities to be purchased as of the applicable Closing Time or Date of Delivery pursuant to the Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated severally in the proportions that the amount of Initial Underwritten Securities set forth opposite their respective names above bears to the number of Initial Underwritten Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative(s) may specify, to purchase the Underwritten Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase as of the applicable Closing Time or Date of Delivery; provided, however, that in no event shall the number of Underwritten Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 8 by an amount in excess of one-ninth of such number of Underwritten Securities without the written consent of such Underwriter. If, at the applicable Closing Time or Date of Delivery, any Underwriter or Underwriters shall fail or refuse to purchase Underwritten Securities and the number of Underwritten Securities with respect to which such default occurs is more than one-tenth of the number of Underwritten Securities to be purchased pursuant to such Terms Agreement, and arrangements satisfactory to the Representative(s) and the Company for the purchase of such Underwritten Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representative(s) or the Company shall have the right to postpone the applicable Closing Time or Date of Delivery but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Underwritten Securities.

     9. Parties. This Agreement shall inure to the benefit of and be binding upon the Company and any Underwriter who becomes a party hereto, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     10. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     13. Notices. All references in this Agreement to the Representative(s) when made in connection with any notice to or communication by or with such Representative(s) shall, if there is more than one representative, be deemed to be to the Lead Representative, as designated in the Terms Agreement, and all such notices shall be given to such Lead Representative at the address set forth in the Terms Agreement.

                                                                       EXHIBIT A

              OPINION OF FRIED, FRANK, HARRIS, SHRIVER & JACOBSON,
                            COUNSEL FOR THE COMPANY

     The opinion of counsel for the Company to be delivered pursuant to Section 4(d) of the Underwriting Agreement shall be to the effect that:

          (i) the Registration Statement has become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for that purpose are pending before or, to such counsel's knowledge, contemplated by the Commission;

          (ii) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

          (iii) the Initial Underwritten Securities have been duly authorized, and, when issued, delivered and paid for in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Initial Underwritten Securities will not be subject to any preemptive rights under the General Corporation Law of the State of Delaware;

          (iv) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not violate any provision of applicable United States federal law, New York law or the Delaware General Corporation Law or the Restated Certificate of Incorporation, as amended, or By-laws, as amended, of the Company;

          (v) no consent, approval, authorization or order of or qualification with any United States federal, New York or (with respect to matters arising under the Delaware General Corporation Law) Delaware body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, except such as may be required under the Securities Act and the rules and regulations of the Commission thereunder, which have been obtained, or as may be required under the securities or Blue Sky laws of the various states in connection with the offer and sale of the Underwritten Securities, as to which such counsel need not express any opinion, or except where failure to obtain such consent, approval, authorization, order or qualification would not, individually or in the aggregate, have a Material Adverse Effect;

          (vi) the Company is not (A) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated by the Commission thereunder, or (B) a "holding company" within the meaning of, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended, and the rules and regulations promulgated by the Commission thereunder;

          (vii) the statements (A) in the Prospectus under the caption "Description of Capital Stock" and (B) in the Registration Statement under
     Item 15, insofar as such statements constitute a summary of the Delaware General Corporation Law legal matters referred to therein, fairly present the information disclosed therein in all material respects; and

          (viii) (A) each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom as to which such counsel need not express any opinion) appeared on its face to be appropriately responsive in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (B) the Registration Statement and Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom as to which such counsel need not express any opinion) appeared on their face to be appropriately responsive in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

     In addition, such counsel shall state that, in the course of the preparation by the Company of the Registration Statement, the Prospectus and the Prospectus Supplement (including the documents incorporated by reference therein), such counsel participated in conferences with certain of the officers and representatives of the Company and the Company's independent accountants, at which the Registration Statement, the Prospectus and the Prospectus Supplement were discussed. Such counsel shall state that, between the date of effectiveness of the Registration Statement and the time of delivery of such counsel's opinion letter, such counsel participated in additional conferences with certain officers and representatives of the Company, at which portions of the Registration Statement, the Prospectus and the Prospectus Supplement were discussed. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel does not pass upon and need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Prospectus Supplement, except as specifically described in the opinion in paragraph (vii) above. Subject to the foregoing and on the basis of the information such counsel gained in the performance of the services referred to above, including information obtained from officers and other representatives of the Company and the Company's independent accountants, such counsel shall state that no facts have come to such counsel's attention that have caused it to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus and the Prospectus Supplement, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, such counsel shall state that no facts have come to its attention in the course of the proceedings described in the second sentence of this paragraph that cause such counsel to believe that the Prospectus or the Prospectus Supplement as of the date and time of delivery of such counsel's opinion letter contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     With respect to the preceding paragraph, Fried, Frank, Harris, Shriver & Jacobson may state that (A) their opinion and belief is based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified, and (B) for purposes of paragraphs (iv) and (v), such counsel may state (1) that it has reviewed only those statutes, rules and regulations that in its experience are applicable to transactions of the type contemplated by the Underwriting Agreement, and (2) that it does not act as United States regulatory counsel to the Company in connection with, and does not hold itself out as experts in, the regulation of the generation, transportation, distribution or delivery of natural gas, oil, electricity or other specially regulated commodities or services, including pipelines, transmission lines, storage facilities and related facilities and equipment, or the import or export of such commodities or services.

     Such counsel need express no view, opinion or belief, however, with respect to (i) financial statements, schedules or notes thereto or other financial or statistical data included or incorporated by reference in or omitted from the Registration Statement or Prospectus or any Prospectus Supplement, or (ii) the Delaware corporation known prior to December 12, 1996 as Tenneco Inc. and any of its businesses prior to December 12, 1996 other than Tenneco Energy (as defined in the Prospectus Supplement).

     Such counsel may state that the opinions expressed above are limited to the federal laws of the United States, the laws of the State of New York, and the General Corporation Law of the State of Delaware.

                                                                       EXHIBIT B

                         OPINION OF BRITTON WHITE, JR.,
                         GENERAL COUNSEL OF THE COMPANY

     The opinion of Britton White, Jr., General Counsel of the Company, to be delivered pursuant to Section 4(d) of the Underwriting Agreement shall be to the effect that:

          (i) the Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware;

          (ii) (A) the Company has the corporate power and authority to own its properties and to conduct its business as described in the Prospectus, as amended or supplemented, and (B) the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a Material Adverse Effect;

          (iii) each Subsidiary of the Company has been duly incorporated and is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

          (iv) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not violate, to the best of such counsel's knowledge, (A) any agreement or other instrument binding upon the Company or any Subsidiary, or (B) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary except, in each case, for such violations as would not, individually or in the aggregate, have a Material Adverse Effect;

          (v) the statements under the caption (A) "Item 3 -- Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference into the Prospectus, and the caption (B) "Item 1 -- Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present as of the date of the applicable report the information disclosed therein in all material respects;

          (vi) after due inquiry, such counsel does not know of any legal or governmental proceedings instituted or threatened against the Company or any of its subsidiaries that would restrict the issuance and sale of the Underwritten Securities as contemplated by the Prospectus, or would be required to be disclosed therein and that is not disclosed; also, such counsel does not know of any statutes, regulations, contracts or other documents that are required to be summarized in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not summarized, filed or incorporated as required;

          (vii) (A) each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom as to which such counsel need not express any opinion) appeared on its face to be appropriately responsive in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (B) the Registration Statement and Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom as to which such counsel need not express any opinion) appeared on their face to be appropriately responsive in all

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

     material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; and

          (viii) (A) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not violate any provisions of any applicable laws and regulations specifically governing the generation, transportation, distribution or delivery of natural gas, oil, electricity or other related commodities or services, including pipelines, transmission lines, storage facilities and related facilities and equipment, or the import or export of such commodities or services (collectively, the "Energy Industry"), and (B) no consent, approval, authorization or order of or qualification with any United States federal body or agency specifically regulating the Energy Industry is required for the performance by the Company of its obligations under the Underwriting Agreement, except in each of the foregoing cases for such violations, or failures to obtain such consent, approval, authorization, order or qualification, as would not, individually or in the aggregate, have a Material Adverse Effect.

     In addition, such counsel shall state that in the course of the preparation by the Company of the Registration Statement, the Prospectus and the Prospectus Supplement, such counsel participated in conferences with certain of the officers and representatives of the Company, counsel to the Company and the Company's independent accountants, at which the Registration Statement, the Prospectus and the Prospectus Supplement were discussed. Such counsel shall state that, between the date of effectiveness of the Registration Statement and the time of delivery of such counsel's letter, such counsel participated in additional conferences with certain officers and representatives of the Company, at which portions of the Registration Statement, the Prospectus and the Prospectus Supplement were discussed. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel does not pass upon and need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Prospectus Supplement, except as specifically described in paragraph (v) above. Subject to the foregoing and on the basis of the information such counsel gained in the performance of the services referred to above and in the performance of his duties as General Counsel of the Company, as well as information obtained from officers and other representatives of the Company and the Company's independent accountants, such counsel shall state that no facts have come to such counsel's attention that have caused him to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus and the Prospectus Supplement, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, no facts have come to such counsel's attention in the course of the proceedings described in the second sentence of this paragraph that cause him to believe that the Prospectus or the Prospectus Supplement as of the date and time of delivery of such counsel's letter contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Such counsel need express no view, opinion or belief, however, with respect to (i) financial statements, schedules or notes thereto or other financial or statistical data included or incorporated by reference in or omitted from the Registration Statement or Prospectus or any Prospectus Supplement, or (ii) the Delaware corporation known prior to December 12, 1996 as Tenneco Inc. and any of its businesses prior to December 12, 1996 other than Tenneco Energy (as defined in the Prospectus Supplement).

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